United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.03 Material Modification to Rights of Security Holders

On June 9, 2020, Atlantic Union Bankshares Corporation (the “Company”) issued and sold 6,900,000 depositary shares (“Depositary Shares”), each representing a 1/400th ownership interest in a share of the Company’s 6.875% Perpetual Non-Cumulative Preferred Stock, Series A, par value $10.00 per share (the “Series A Preferred Stock”), with a liquidation preference of $10,000 per share of Series A Preferred Stock (equivalent to $25 per Depositary Share). The Depositary Shares are represented by depositary receipts (the “Depositary Receipts”). The Company filed Articles of Amendment (the “Articles of Amendment”) to the Company’s Amended and Restated Articles of Incorporation (the “Amended and Restated Articles of Incorporation”) with the State Corporation Commission of the Commonwealth of Virginia, establishing the voting rights, powers, preferences and privileges, and the relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of the Series A Preferred Stock on June 8, 2020. Holders of the Depositary Shares will be entitled to all proportional rights and preferences of the Series A Preferred Stock (including dividend, voting, redemption and liquidation rights).

The Series A Preferred Stock ranks senior to the Company’s common stock, and at least equally with each other series of the Company’s preferred stock, if any, the Company has issued or may issue if provided for in the articles of amendment relating to such preferred stock or otherwise (except for any senior series that may be issued with the requisite consent of the holders of the Series A Preferred Stock), with respect to the payment of dividends and distributions of assets upon liquidation, dissolution or winding up of the Company. The Company will generally be able to pay dividends and distributions upon liquidation, dissolution or winding up only out of lawfully available assets for such payment after satisfaction of all claims for indebtedness and other non-equity claims.

Under the terms of the Series A Preferred Stock, the ability of the Company to pay dividends on, make distributions with respect to, or to repurchase, redeem or acquire its common stock or any other stock ranking junior to the Series A Preferred Stock is subject to restrictions in the event that the Company does not declare and either pay or set aside a sum sufficient for payment of dividends on the Series A Preferred Stock for the immediately preceding dividend period.

This description of the terms of the Series A Preferred Stock is qualified in its entirety by reference to the Articles of Amendment, which are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

The terms of the Depositary Shares are set forth in the (1) Deposit Agreement, dated as of June 9, 2020 (the “Deposit Agreement”), by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., and the holders from time to time of the Depositary Receipts described therein; and (2) the form of Depositary Receipt. Copies of the Deposit Agreement and the form of Depositary Receipt are included as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Articles of Amendment became effective on June 9, 2020 and they amend the Company’s Amended and Restated Articles of Incorporation. The terms of the Series A Preferred Stock are more fully described in Item 3.03 of this Current Report on Form 8-K and the Articles of Amendment, which are included as Exhibit 3.1 to this Current Report on Form 8-K, both of which are incorporated by reference herein.

Item 8.01 Other Events

On June 9, 2020, the Company completed the issuance and sale of 6,900,000 Depositary Shares pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated June 2, 2020, between the Company and Morgan Stanley & Co. LLC, BofA Securities, Inc., Keefe, Bruyette & Woods, Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, UBS Securities LLC and Piper Sandler & Co., as representatives for the underwriters named in Schedule I to the Underwriting Agreement.

The net proceeds from the offering, after deducting the underwriting discounts and commissions and offering expenses payable by the Company, were approximately $166.4 million. The offering was made pursuant to the prospectus supplement dated June 2, 2020 and the accompanying prospectus dated June 2, 2020, filed with the Securities and Exchange Commission pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-220398) (the “Registration Statement”). The legal opinion as to the legality of the Depositary Shares and the Series A Preferred Stock is included as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On June 9, 2020, the Company issued a press release announcing the closing of the offering. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment designating the 6.875% Perpetual Non-Cumulative Preferred Stock, Series A, effective June 9, 2020
4.1	Deposit Agreement, dated June 9, 2020, by and among Atlantic Union Bankshares Corporation, Computershare Inc. and Computershare Trust Company, N.A., and the holders from time to time of Depositary Receipts described therein
4.2	Form of Depositary Receipt representing Depositary Shares (included as Exhibit A to Exhibit 4.1)
5.1	Opinion of Troutman Sanders LLP regarding legality of the Depositary Shares and Series A Preferred Stock
23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1)
99.1	Press Release, dated June 9, 2020
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: June 9, 2020	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and Chief Financial Officer

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